News Release
CONTACT:

Gregg D. Adzema	Marli Quesinberry
Executive Vice President and	Director, Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1898
greggadzema@cousinsproperties.com	marliquesinberry@cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
THE QUARTER ENDED JUNE 30, 2016
Highlights

•	Net income per share for the second quarter was $0.04; net income per share before merger costs was $0.05.

•	Funds From Operations per share for the second quarter were $0.21; Funds From Operations per share before merger costs were $0.22.

•	Same property net operating income on a cash basis increased 3.9% during the second quarter.

•	Second generation net rent per square foot on a cash basis increased 4.3% during the second quarter.

•	Leased or renewed 402,213 square feet of office space during the second quarter.

•
Entered into a merger agreement with Parkway Properties, Inc. whereby the operations of the two companies will combine and the operations of the combined Houston portfolio will simultaneously spin-off into a separate public company.

ATLANTA (July 26, 2016) - Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended June 30, 2016.
Financial Results
Net income was $7.8 million, or $0.04 per share, for the second quarter of 2016, compared with $8.0 million, or $0.04 per share, for the second quarter of 2015. Net income was $30.6 million, or $0.15 per share for the six months ended June 30, 2016, compared with $15.2 million, or $0.07 per share, for the six months ended June 30, 2015.
Funds From Operations ("FFO") was $43.3 million, or $0.21 per share, for the second quarter of 2016, compared with $45.2 million, or $0.21 per share, for the second quarter of 2015. FFO was $86.7 million, or $0.41 per share for the six months ended June 30, 2016, compared with $91.2 million, or $0.42 per share, for the six months ended June 30, 2015.
The Company incurred $2.4 million of merger costs in the second quarter of 2016 related to the proposed merger with Parkway Properties, Inc. Net income excluding these merger-related costs was $10.2 million, or $0.05 per share, for the second quarter of 2016 and was $33.0 million, or $0.16 per share for the six months ended June 30, 2016. FFO excluding these merger-related costs was $45.7 million, or $0.22 per share, for the second quarter of 2016 and was $89.2 million, or $0.42 per share, for the six months ended June 30, 2016.
Merger Agreement
On April 28, 2016, the Company and Parkway Properties, Inc. ("Parkway") entered into an Agreement and Plan of Merger pursuant to which the Company and Parkway will combine their operations and simultaneously spin-off the combined Houston assets of both companies into a separate publicly-traded REIT ("New Parkway"). Pursuant to the Merger Agreement, Parkway's shareholders will receive 1.63 shares of Cousins stock for each share of Parkway stock. Immediately upon the merger’s completion, which is expected to close in the fourth quarter, the Company will effect a spin-off of the combined Houston assets via a special taxable dividend.
2016 FFO Guidance
In light of the announcement made on April 29, 2016 regarding the proposed merger and spin-off agreement with Parkway, Cousins Properties has withdrawn its 2016 FFO guidance.

Investor Conference Call and Webcast
The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Wednesday, July 27, 2016, to discuss the results of the quarter ended June 30, 2016. The number to call for this interactive teleconference is (877) 247-1056.
A replay of the conference call will be available for 7 days by dialing (877) 344-7529 and entering the passcode 10089887. The replay can be accessed on the Company's website, www.cousinsproperties.com, through the “Q2 2016 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.
A copy of Cousins Properties second quarter 2016 Supplemental Information can be found in the Investor Relations section of the Company's website at www.cousinsproperties.com. The information in this update is for informational purposes based on current plans and assumptions and is subject to change. The Company undertakes no obligation to update this information.
Cousins Properties Incorporated is a leading fully-integrated real estate investment trust (REIT) with extensive experience in development, acquisition, financing, management, and leasing. Based in Atlanta, the Company actively invests in top-tier urban office assets and opportunistic mixed-use properties in Sunbelt markets.
Certain matters contained in this press release are "non-GAAP financial measures." The condensed consolidated statements of operations, condensed consolidated balance sheets, a schedule entitled Funds From Operations, which reconciles net income to FFO, and a schedule entitled Same Property Information, which reconciles cash basis same property net operating income to rental property revenues and rental property expenses, are attached to this press release. The change in second generation net rent per square foot on a cash basis represents the aggregate net rent (base rent less operating expense reimbursements and leasing costs) paid by prior tenants compared to the aggregate net rent paid by current tenants for spaces that have been re-leased in the office portfolio. Second generation leases exclude leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more. More detailed information on net income and FFO is included in the “Net Income and Funds From Operations - Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1898.
Certain matters contained in this press release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2015 and in the Quarterly Report on Form 10-Q for the three months ended March 31, 2016. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our ability to obtain future financing arrangements; future acquisitions and future dispositions of operating assets; future acquisitions of land; future development and redevelopment opportunities; future dispositions of land and other non-core assets; future repurchases of common stock; projected operating results; market and industry trends; future distributions; projected capital expenditures; interest rates; statements about the benefits of the proposed transactions involving the Company and Parkway Properties Inc. ("Parkway"), including future financial and operating results, plans, objectives, expectations and intentions; all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders; benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company; integrating our companies; cost savings; and the expected timetable for completing the proposed transactions.
Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following, the availability and terms of capital and financing; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions and investments or from dispositions; the potential dilutive effect of common stock offerings; the failure to achieve benefits from the repurchase of common stock; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to our strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the adverse change in the financial condition of one or more of our major tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; risks associated with the ability to consummate the proposed merger with Parkway and the timing of the closing of the proposed transactions with Parkway; risks associated with the ability to consummate the proposed spin-off of Parkway, Inc., a company holding the Houston assets of the Company and Parkway, and the timing of the closing of the proposed spin-off; risks associated with the ability to list the common stock of Parkway, Inc. on the New York Stock Exchange following the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of the Company and Parkway, Inc. as “UPREITs” following the consummation of the proposed transactions with Parkway; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions with Parkway; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions with Parkway; the impact of such indebtedness incurred in connection with the proposed transactions with Parkway; the ability to successfully integrate our operations and employees in connection with the proposed transactions with Parkway; the ability to realize anticipated benefits and synergies of the proposed transactions with Parkway; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of the Company, Parkway, or Parkway, Inc.; the potential impact of announcement of the proposed transactions with Parkway or consummation of the proposed transactions with Parkway on relationships, including with tenants, employees, customers, and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against the Company, Parkway, or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the amount of the costs, fees, expenses and charges related to the proposed transactions with Parkway and the actual terms of the financings that may be obtained in connection with the proposed transactions with Parkway; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by the Company, Parkway, and Parkway, Inc.
The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.
In connection with the proposed transaction with Parkway, Cousins filed an amended registration statement on Form S-4 (File No. 333-211849), declared effective by the SEC on July 22, 2016, that included a joint proxy statement of Cousins and Parkway that also constitutes a prospectus of Cousins. Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC because they contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Cousins by contacting Cousins Investor Relations at (404) 407-1898. Investors and security holders may obtain free copies of the documents filed with the SEC by Parkway by contacting Parkway Investor Relations at (407) 650-0593.
Cousins and Parkway and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Cousins’ directors and executive officers is available in Cousins’ proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 22, 2016. Information about directors and executive officers of Parkway is available in the proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 28, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger. Investors should read the definitive joint proxy statement/prospectus carefully. You may obtain free copies of these documents from Cousins or Parkway using the sources indicated above.
This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenues:
Rental property revenues	$90,735	$96,177	$179,211	$186,216
Fee income	1,824	1,704	4,023	3,520
Other	129	22	705	143
	92,688	97,903	183,939	189,879
Costs and expenses:
Rental property operating expenses	38,681	41,387	74,290	79,340
Reimbursed expenses	798	717	1,668	1,828
General and administrative expenses	4,691	5,936	13,183	9,533
Interest expense	7,334	7,869	14,748	15,546
Depreciation and amortization	32,381	34,879	64,350	71,026
Acquisition and merger costs	2,424	2	2,443	85
Other	152	341	258	698
	86,461	91,131	170,940	178,056
Income from continuing operations before taxes, unconsolidated joint ventures, and sale of investment properties	6,227	6,772	12,999	11,823
Income from unconsolidated joint ventures	1,784	1,761	3,618	3,372
Income from continuing operations before gain on sale of investment properties	8,011	8,533	16,617	15,195
Gain (loss) on sale of investment properties	(246)	(576)	13,944	530
Income from continuing operations	7,765	7,957	30,561	15,725
Loss from discontinued operations:
Loss from discontinued operations	—	(6)	—	(19)
Loss on sale from discontinued operations	—	—	—	(551)
	—	(6)	—	(570)
Net income	$7,765	$7,951	$30,561	$15,155
Per common share information — basic and diluted:
Income from continuing operations	$0.04	$0.04	$0.15	$0.07
Income from discontinued operations	—	—	—	—
Net income	$0.04	$0.04	$0.15	$0.07
Weighted average shares — basic	210,129	216,630	210,516	216,599
Weighted average shares — diluted	210,362	216,766	210,687	216,753
Dividends declared per common share	$0.08	$0.08	$0.16	$0.16

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net Income	$7,765	$7,951	$30,561	$15,155
Depreciation and amortization of real estate assets:
Consolidated properties	32,046	34,505	63,638	70,228
Share of unconsolidated joint ventures	3,231	2,772	6,490	5,515
(Gain) loss on sale of depreciated properties:
Consolidated properties	246	10	(13,944)	(276)
Discontinued properties	—	—	—	551
Funds From Operations	$43,288	$45,238	$86,745	$91,173
Merger costs	2,424	—	2,443	—
Funds From Operations before proposed Parkway merger costs	$45,712	$45,238	$89,188	$91,173
Per Common Share — Basic and Diluted:
Net Income Available	$0.04	$0.04	$0.15	$0.07
Funds From Operations	$0.21	$0.21	$0.41	$0.42
Funds From Operations before proposed Parkway merger costs	$0.22	$0.21	$0.42	$0.42
Weighted Average Shares — Basic	210,129	216,630	210,516	216,599
Weighted Average Shares — Diluted	210,362	216,766	210,687	216,753

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

NET INCOME BEFORE PROPOSED PARKWAY MERGER COSTS
(unaudited; in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net Income	$7,765	$7,951	$30,561	$15,155
Merger costs	2,424	—	2,443	—
Net Income before proposed Parkway merger costs	$10,189	$7,951	$33,004	$15,155
Per Common Share — Basic and Diluted:
Net income before proposed Parkway merger costs	$0.05	$0.04	$0.16	$0.07
Weighted Average Shares — Basic	210,129	216,630	210,516	216,599
Weighted Average Shares — Diluted	210,362	216,766	210,687	216,753

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	June 30, 2016	December 31, 2015
	(unaudited)
Assets:
Real estate assets:
Operating properties, net of accumulated depreciation of $403,283 and $352,350 in 2016 and 2015, respectively	$2,186,770	$2,194,781
Projects under development	62,567	27,890
Land	17,768	17,829
	2,267,105	2,240,500
Real estate assets and other assets held for sale, net of accumulated depreciation and amortization of $7,200 in 2015	—	7,246
Cash and cash equivalents	946	2,003
Restricted cash	5,180	4,304
Notes and accounts receivable, net of allowance for doubtful accounts of $1,097 and $1,353 in 2016 and 2015, respectively	13,656	10,828
Deferred rents receivable	74,224	67,258
Investment in unconsolidated joint ventures	114,455	102,577
Intangible assets, net of accumulated amortization of $115,792 and $103,458 in 2016 and 2015, respectively	111,266	124,615
Other assets	36,163	35,989
Total assets	$2,622,995	$2,595,320
Liabilities:
Notes payable	$777,485	$718,810
Accounts payable and accrued expenses	56,971	71,739
Deferred income	34,158	29,788
Intangible liabilities, net of accumulated amortization of $31,473 and $26,890 in 2016 and 2015, respectively	55,009	59,592
Other liabilities	30,242	30,629
Liabilities of real estate assets held for sale	—	1,347
Total liabilities	953,865	911,905
Commitments and contingencies	—	—
Equity:
Stockholders' investment:
Preferred stock, $1 par value, 20,000,000 shares authorized, -0- shares issued and outstanding in 2016 and 2015	—	—
Common stock, $1 par value, 350,000,000 shares authorized, 220,500,503 and 220,255,676 shares issued in 2016 and 2015, respectively	220,501	220,256
Additional paid-in capital	1,723,131	1,722,224
Treasury stock at cost, 10,329,082 and 8,742,181 shares in 2016 and 2015, respectively	(148,373)	(134,630)
Distributions in excess of cumulative net income	(127,602)	(124,435)
Total stockholders' investment	1,667,657	1,683,415
Nonredeemable noncontrolling interests	1,473	—
Total equity	1,669,130	1,683,415
Total liabilities and equity	$2,622,995	$2,595,320

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY INFORMATION
(unaudited; in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net Income	$7,765	$7,951	$30,561	$15,155
Net operating income from unconsolidated joint ventures	6,954	5,984	13,600	11,970
Fee income	(1,824)	(1,704)	(4,023)	(3,520)
Other income	(129)	(22)	(705)	(143)
Reimbursed expenses	798	717	1,668	1,828
General and administrative expenses	4,691	5,936	13,183	9,533
Interest expense	7,334	7,869	14,748	15,546
Depreciation and amortization	32,381	34,879	64,350	71,026
Other expenses	2,576	343	2,701	783
Income from unconsolidated joint ventures	(1,784)	(1,761)	(3,618)	(3,372)
Loss from discontinued operations	—	6	—	551
Loss on sale of investment properties	246	576	(13,944)	(530)
Net Operating Income	$59,008	$60,774	$118,521	$118,827

Net Operating Income
Same Property	$44,161	$43,541	$88,937	$86,479
Non-Same Property	14,847	17,233	29,584	32,348
	$59,008	$60,774	$118,521	$118,827

Non-Cash Items
Straight-line rent	$3,434	$5,786	$7,029	$12,071
Non-cash income	1,843	1,456	3,515	2,992
Non-cash expense	17	19	29	(57)
	$5,294	$7,261	$10,573	$15,006
Cash Basis Net Operating Income
Same Property	40,953	39,420	82,567	77,724
Non-Same Property	12,761	14,093	25,381	26,097
	$53,714	$53,513	$107,948	$103,821

This schedule shows Same Property Net Operating Income and Cash Basis Same Property Net Operating Income and the related reconciliation to rental property revenues and rental property expenses. Net Operating Income and Cash Basis Net Operating Income are used by industry analysts, investors, and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest, depreciation, and amortization expenses, while included in FFO and net income, do not affect the operating performance of a real estate asset. As a result, management uses only those operating income and expense items that are incurred at the property level to evaluate a property's performance. Same Property Net Operating Income includes those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that has achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Cash Basis Same Property Net Operating Income represents Net Operating Income excluding straight-line rents, amortization of lease inducements, and amortization of acquired above and below market rents. Same Property Net Operating Income and Cash Basis Same Property Net Operating Income allow analysts, investors, and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.